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                                                                   EXHIBIT 10.38

                                                               December 31, 1999


Irwin J. Gruverman
16 Tanglewood Road
Needham, MA 02494

Dear Mr. Gruverman:

This will confirm our Agreement concerning charges you will incur in connection with your activities for G & G Diagnostics Corporation , and other arrangements.

You may maintain an office in our premises at 30 Ossipee Road and will pay MFIC $900.00 per month for space, incidental administrative support, minor supplies useage, and limited use of telephone and copying resources. You will reimburse MFIC for express charges, accounting help and materials and services purchased through our system.


MFIC CORP.

/s/ Michael Lento                            /s/ Irwin Gruverman
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Michael Lento, President                     Irwin Gruverman
                                             for myself and as
                                             President, G&G
                                             Diagnostics Corp.

/s/ Irwin Gruverman
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Irwin Gruverman, CEO, Chairman